TWO OAKS DIVERSIFIED GROWTH

AND INCOME FUND

(the “Two Oaks Fund”)

CLASS A SHARES: TWOAX

Supplement dated March 12, 2021

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated July 31, 2020

The following provides new and additional information beyond that contained in the Two Oaks Fund’s current SAI and should be read in conjunction with the Two Oaks Fund’s current SAI.

At a meeting held on January 26, 2021, the Board (the “Board”) of Trustees of Northern Lights Fund Trust II (the “Trust”), including a majority of the independent trustees, approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization (the “Reorganization”) of the Two Oaks Diversified Growth and Income Fund (the “Two Oaks Fund”), a series of the Trust, with and into the North Star Opportunity Fund (the “North Star Fund”), another series of the Trust. The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of the Two Oak Fund’s adviser, Two Oaks Investment Management, LLC (“Two Oaks”), the Board concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

The Board also called for a special meeting of the shareholders of the Two Oaks Fund (“Meeting”) to vote on the Reorganization. The Meeting will be held on May 7, 2021, and, if approved, the Reorganization is scheduled to be effective as of the close of business on May 7, 2021. More information about the date of the meeting is provided in the proxy solicitation materials for the Reorganization.

The Reorganization is being proposed for several reasons, including Two Oaks’ belief that the Reorganization will allow Two Oaks Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective and principal strategies as the Two Oaks Fund; (2) benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Two Oaks Fund with the assets of the North Star Fund; and (3) invest in a mutual fund managed by an adviser, North Star Investment Management Corp., that has significant fund management experience, capabilities and resources that can be provided to service shareholders.

If the Reorganization is approved by the shareholders of the Two Oaks Fund, the Plan contemplates the transfer to the North Star Fund of all of the assets and liabilities of the Two Oaks Fund solely in exchange for Class A shares of beneficial interest of the North Star Fund. Following the transfer, Class A shares of the North Star Fund will be distributed to shareholders of the Two Oaks Fund in liquidation of the Two Oaks Fund and the Two Oaks Fund will subsequently be terminated as a series of the Trust. As a result of the Reorganization, each shareholder of the Two Oaks Fund will receive full and fractional Class A shares of the North Star Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Class A shares of the Two Oaks Fund immediately prior to the Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the closing of the Reorganization is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss for federal income tax purposes as a result of the Reorganization.

If shareholders of the Two Oaks Fund do not vote to approve the Reorganization, the Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Two Oaks Fund as is, the Two Oaks Fund’s liquidation or seeking shareholder approval of amended proposals.

For more information about the North Star Fund, please review the North Fund’s Prospectus which you can find online at www.nsinvestfunds.com or call the North Star Fund at 1-855-580-0900 and request a copy be mailed to you.

In addition, shareholders of the Two Oaks Fund as of March 1, 2021 (the record date) will receive a Combined Prospectus/Proxy Statement which describes the Reorganization in more detail, including a summary of the Board’s considerations in approving the Reorganization and Plan, as well as provides additional information about the North Star Fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 31, 2020, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-896-6257.